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                                                                EXHIBIT 10.1 (h)

AMENDMENT TO FIRST AMENDED AND RESTATED FINANCING AGREEMENT AND FIRST AMENDED
                          AND RESTATED LOAN AGREEMENT

         This Amendment to First Amended and Restated Financing Agreement and First Amended and Restated Loan Agreement (the "Amendment") dated as of January 3, 2002, by and between FIRST UNION NATIONAL BANK, a national banking association (successor-in-interest to First Union National Bank of Tennessee) (the "Bondholder"), and ADTRAN, Inc., a Delaware corporation (the "Borrower").

         WHEREAS, the Bondholder, the Borrower and State Industrial Development Authority (the "Issuer") are parties to a certain First Amended and Restated Financing Agreement dated as of April 25, 1997 (as amended, modified and/or supplemented from time to time, the "Existing Financing Agreement"), and the Borrower and Issuer are parties to a certain First Amended and Restated Loan Agreement dated as of April 25, 1997 (as amended, modified and/or supplemented from time to time, the "Existing Loan Agreement"), pursuant to which the Issuer agreed to issue a certain Amended and Restated Taxable Revenue Bond, Series 1995 (ADTRAN, Inc. Project) in the authorized principal amount of $50,000,000.00 (as amended, modified and/or supplemented from time to time, the "Bond"), the proceeds of which the Bondholder agreed to loan to the Borrower, which loan is evidenced by a certain First Amended and Restated Note dated as of even date therewith by the Borrower in favor of the Bondholder in the maximum original principal amount of $50,000,000.00 (as amended, modified and/or supplemented from time to time, the "Note"); and

         WHEREAS, pursuant to the Existing Financing Agreement, the Issuer assigned to the Bondholder all of its right, title and interest in and to the Bond, the Existing Loan Agreement and the other Financing Documents; and

         WHEREAS, the Borrower has requested the Bondholder, and the Bondholder has agreed, to modify the interest rate applicable to the Note pursuant to the Existing Financing Agreement, and to modify certain terms and conditions of the Existing Loan Agreement, all on the terms and conditions contained in this Amendment.

         NOW, THEREFORE, in consideration of the mutual premises herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1.    Definitions.

               a. All defined terms used herein and not defined herein shall have the meanings ascribed thereto in the Existing
                    Financing Agreement.
               b. As used herein and hereafter as used in the Financing Documents, the term "Financing Agreement", "Amended and Restated Financing Agreement" or any other term referring to

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                    the Existing Financing Agreement on or after the date
                    hereof, shall mean the Existing Financing Agreement as amended by this Amendment.
               c. As used herein and hereafter as used in the Financing Documents, the term "Loan Agreement", "Amended and Restated Loan Agreement" or any other term referring to the Existing Loan Agreement on or after the date hereof, shall mean the Existing Loan Agreement as amended by this Amendment.

         2.    Amendment to Existing Financing Agreement.

               a. The definition of "Money Market Account-Based Rate" in Section 1.01 of the Financing Agreement is hereby deleted in its entirety and replaced with the following:

                    "Money Market Account-Based Rate shall mean a rate 45 basis points in excess of the Money Market Account Rate, as determined on the date of initial issuance of the Amended and Restated Bond and each Interest Payment Date thereafter; provided, however, that commencing on January 3, 2002 the Money Market Account-Based Rate shall mean a fixed rate 20 basis points in excess of the 5-year CD rate (as hereinafter defined), as determined on January 3, 2002. For the purposes hereof, "CD Rate", means the rate for U.S. dollar certificates of deposit with a maturity date equal to the number of years set forth above, as published in the Federal Reserve publication H.15 under the caption "CDs (secondary market)" on the date of determination thereof, or if no such rate is reported, then as determined by the Bank from another recognized source of interbank quotation."

         3. Conditions to Amendment. Unless otherwise agreed to by the Bondholder in writing, concurrently with the execution of this Amendment, and as a condition of its effectiveness:

               a. The Borrower shall have duly executed and delivered to the Bondholder that certain Amended and Restated Investment Agreement dated as of the date hereof (the "Investment Agreement");
               b. The Borrower shall have duly executed and delivered to the Bondholder that certain letter agreement dated as of the date hereof relating to Section 4.03 of the Financing Agreement (the "Letter Agreement");
               c. The Borrower shall have duly established the certificate of deposit with the Bondholder as required by Section 1 of the Investment Agreement; and
               d. The Borrower shall have paid any fees due and payable in connection with this Amendment and the other Modification Documents (as hereinafter defined) and all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by the Bondholder in connection with this Amendment.

         4. The Borrower's Representations and Warranties. The Borrower hereby represents and warrants to the Bondholder as follows:

               a. All of the representations and warranties made by the Borrower in the Existing Financing Agreement, the Existing Loan Agreement and the other Financing
                    Documents remain true, complete and accurate as of the date hereof and as applied to this Amendment and the Financing Documents, except to the extent that the Borrower has advised the Bondholder otherwise in writing.
               b. No Event of Default and no default exists, and no event has occurred which with notice or lapse of time or both would constitute a default or an Event of Default under the Existing

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                    Financing Agreement or the Existing Loan Agreement,
                    except to the extent that the Borrower has previously advised the Bondholder otherwise in writing and the Bondholder has waived such default in writing, which the Bondholder hereby waives, and the Bondholder acknowledges that it is not aware of any existing defaults under the Financing Documents; and the Borrower has no claims, defenses or set-offs to its obligations under the Financing Documents.
               c. As of the date hereof, there has been no material adverse change in the financial condition of the Borrower from that reflected in the most recent financial statements of the Borrower delivered to the Bondholder.
               d. The execution and performance by the Borrower of this Amendment, the Investment Agreement, the Letter Agreement and any other documents and agreements in connection herewith (collectively, the "Modification Documents"), have been duly authorized by all necessary corporate action, will not violate any provision of law applicable to the Borrower or any provision of its charter or by-laws, will not result in a breach of or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrower pursuant to any indenture or other agreement or instrument by which the Borrower or any of its properties may be bound or affected. This Amendment and the other Modification Documents constitute legal, valid and binding agreements of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be affected by bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally.

         5. Events of Default. A breach of any covenant, representation or warranty set forth in this Amendment or any other Modification Document by the Borrower shall constitute an Event of Default under the Financing Agreement and the Loan Agreement.
         6. Effect of Amendment. Except as expressly amended and supplemented hereby, the Existing Financing Agreement, the Existing loan Agreement, the Bond and all of the Financing Documents in effect as of the date hereof shall remain in full force and effect, unmodified, and are enforceable against the Borrower in accordance with their respective terms.
         7. Further Modifications. This Amendment contains all of the modifications to the Existing Financing Agreement and the Existing Loan Agreement, and no further or other modifications to the Existing Financing Agreement or the Existing Loan Agreement shall be effective unless in writing executed by the Bondholder and the Borrower.
         8. Binding Effect. This Amendment shall extend to and bind the parties hereto and their respective successors and permitted assigns.
         9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the jurisdiction applicable pursuant to the Loan Agreement.
         10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to First
Amended and Restated Financing Agreement and First Amended and Restated Loan Agreement to be duly executed as of the date first above written.

                                   FIRST UNION NATIONAL BANK

                                   By: /s/ Robyn G. Beh
                                   --------------------
                                   Robyn G. Beh
                                   Vice President

ATTEST:                            ADTRAN, Inc.

/s/ Luzma Doughty                  By: /s/ Howard A. Thrailkill
-----------------                  ----------------------------
Luzma Doughty                      Howard A. Thrailkill
Executive Assistant                President

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                           CONSENT OF ORIGINAL ISSUER

The State Industrial Development Authority hereby consents to the foregoing Amendment to the First Amended and Restated Financing Agreement and First Amended and Restated Loan Agreement dated as of January 2, 2002.

         Dated:  January 2, 2002.

                                                 STATE INDUSTRIAL DEVELOPMENT
                                                       AUTHORITY

                                                 By:/s/ Henry C. Mabry, III
                                                 ---------------------------
                                                 Henry C. Mabry, III
                                                 Secretary

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